Important Notice Regarding Change in Investment Policy

Simplify Volt RoboCar Disruption and Tech ETF

VCAR

(a series Simplify Exchange Traded Funds)

Supplement dated August 29, 2023 to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) dated October 28, 2022.

On or shortly after October 28, 2023, the Fund will refine its investment strategy to provide greater focus on investments that provide investment exposure to the common stock price of Tesla, Inc. (NASDAQ: TSLA). Consequently, the Fund will discontinue its current 80% investment policy, which is presented below.

“Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in domestic and foreign securities of companies and exchange traded funds (“ETFs”) that are engaged in the Fund’s investment theme. A company is deemed to be engaged in the Fund’s theme if (i) it derives a significant portion of its revenue or market value from the theme of robocar disruption and technology or (ii) it has stated its primary business to be in products and services focused on the theme of robocar disruption and technology.”

Additionally, on or before October 28, 2023, the Fund will be renamed as the Simplify Volt TSLA Revolution ETF, change its ticker symbol to TESL, and may migrate from the NYSE Arca, Inc. exchange to The Nasdaq Stock Market LLC.

Additional information will be provided to shareholders once the changes are effective.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (855) 722-8488.

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated October 28, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.